UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 3, 2024
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 16, 2023, the Illinois Commerce Commission (the “ICC”) issued written orders in its rate reviews of The Peoples Gas Light and Coke Company (“PGL”) and North Shore Gas Company (“NSG”), utility subsidiaries of WEC Energy Group, Inc. (“WEC”). As part of its decisions, the ICC, among other things, disallowed $236.2 million of capital costs related to the construction and improvement of PGL’s service centers. This amount includes $177.2 million of costs previously incurred by PGL, with the remainder comprised of expected future spend. In addition, the ICC disallowed $1.7 million of capital costs related to NSG’s construction of a gas infrastructure project.

On January 3, 2024, the ICC granted a rehearing to PGL and NSG with a limited scope; the disallowance of PGL’s and NSG’s capital costs will not be part of the rehearing. As a result, WEC has determined that it will take a $178.9 million pre-tax ($129.8 million after tax), or $0.41 per share, non-cash charge to earnings for 2023. We anticipate appealing the ICC’s disallowance of these capital costs to Illinois circuit court.

As a result of this charge, WEC’s earnings guidance on a GAAP basis for 2023 is $4.17 to $4.21 per share. Excluding the impact of the $0.41 per share charge, WEC’s earnings guidance on an adjusted basis (non-GAAP) for 2023 is $4.58 to $4.62 per share, with an expectation of reaching the upper end of the range.

WEC has provided earnings per share guidance for 2023 on an adjusted basis as a complement to, and not as an alternative to, earnings per share guidance presented in accordance with GAAP. The ICC’s disallowance of previously incurred capital costs of this nature is highly unusual and not indicative of WEC’s operating performance. Therefore, WEC believes that the presentation of 2023 earnings guidance on an adjusted basis is relevant and useful to investors to understand its operating performance. Management uses such measures to evaluate WEC’s performance and manage its operations.

WEC plans to provide 2024 earnings guidance and its revised capital plan during its year-end 2023 earnings call, which is currently scheduled for February 1, 2024.

ITEM 2.06 MATERIAL IMPAIRMENTS

The disclosure regarding WEC’s non-cash charge related to the ICC’s disallowance of PGL and NSG capital costs contained in the first and second paragraphs of Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.06.

FORWARD LOOKING DISCLAIMER

Certain statements contained in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based upon management's current expectations and are subject to risks and uncertainties that could cause our actual results to differ materially from those contemplated in the statements. Readers are cautioned not to place undue reliance on these statements. Forward-looking statements include, among other things, statements concerning management's expectations and projections regarding earnings and future results. In some cases, forward-looking statements may be identified by reference to a future period or periods or by the use of forward- looking terminology such as "anticipates," "believes," "estimates," "expects," "forecasts," "guidance," "intends," "may," "objectives," "plans," "possible," "potential," "projects," "should," "targets," "will" or similar terms or variations of these terms.

Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in WEC's service territories; timing, resolution and impact of rate cases and other regulatory decisions; WEC’s ability to continue to successfully integrate the operations of its subsidiaries; availability of WEC’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; unusual, varying or severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; electrification initiatives, mandates and other efforts to reduce the use of natural gas; WEC’s ability to successfully acquire and/or dispose of assets and projects and to execute on its capital plan; terrorist, physical or cyber-security threats or attacks and data security breaches; construction risks; labor disruptions; equity and bond market fluctuations; changes in WEC’s and its subsidiaries' ability to access the capital markets; changes in tax legislation or WEC’s ability to use certain tax benefits and carryforwards; federal, state, and local legislative and regulatory changes, including changes in rate setting policies or procedures and to environmental standards, the enforcement of these laws and regulations or permit conditions and changes in the interpretation of regulations by regulatory agencies; supply chain disruptions; inflation; political or geopolitical developments, including impacts on the global economy, supply chain and fuel prices, generally, from ongoing global conflicts; the impact from any health crises, including epidemics and pandemics; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of American Transmission Company as well as projects in which WEC’s energy infrastructure business invests; the ability of WEC to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings "Cautionary Statement Regarding Forward-Looking Information" and "Risk Factors" contained in WEC’s Form 10-K for the year ended December 31, 2022, and in subsequent reports filed with the Securities and Exchange Commission. Except as may be required by law, WEC expressly disclaims any obligation to publicly update or revise any forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: January 8, 2024	William J. Guc, Vice President and Controller

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